EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use of our report dated September 21, 1998 on the consolidated financial statements of Total Research Corporation as of June 30, 1988 and 1997 and for the three years ended June 30, 1998, which is incorporated by reference in this Registration Statement (Form S-8) pertaining to the 1995 Stock Incentive Plan of Total Research Corporation.


                                    /s/ Amper, Politziner & Mattia P.A.
                                    -----------------------------------
                                    Amper, Politziner & Mattia P.A.




Edison, New Jersey
March 15, 1999